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                                                                    EXHIBIT 10.3

                                CONTROL AGREEMENT

         THIS CONTROL AGREEMENT (the "Agreement"), dated as of August 5, 2002, by and among SCIOS INC. (the "Pledgor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as trustee (the "Trustee") for the Holders (as defined in the Pledge Agreement referred to below), WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent for the Trustee and the Holders (the "Collateral Agent"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as securities intermediary and depository bank (the "Account Holder").

                             PRELIMINARY STATEMENTS:

         (1) The Pledgor has granted the Collateral Agent a security interest (the "Security Interest") in certain security entitlements (the "Pledged Security Entitlements") with respect to certain U.S. Treasury securities (the "Pledged Financial Assets") identified on SCHEDULE I attached hereto maintained by the Collateral Agent with the Account Holder and carried from time to time in an account with the Account Holder, ABA No. ABA No. 091000019, CR: Corporate Trust Clearing, A/C: 0001038377, FFC: Scios Inc. A/C: 12948301 at its office at 45 Broadway, 12th Floor, New York, New York 10006, in the name of "Wells Fargo Bank, National Association, as the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders of the 5.50% Convertible Subordinated Notes due 2009 of Scios Inc., Collateral Pledge Account" (the "Pledge Account") and all additions thereto and substitutions and proceeds thereof (collectively, the "Collateral"), pursuant to, and as more particularly described in, a Pledge Agreement dated as of August 5, 2002, by and among the Pledgor, the Collateral Agent and the Trustee (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement"; terms defined in the Pledge Agreement and not otherwise defined herein are used herein as therein defined). The Pledgor acknowledges having received value for such pledge of the Collateral.

         (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code as in effect in the State of New York (the "UCC") are used in this Agreement (including, without limitation, paragraph (1) above) as such terms are defined in such Article 8 or 9. "FRB" means the Federal Reserve Bank or, as applicable, a branch thereof. "FRB Account" means the FRB Member Securities Account maintained in the name of the Collateral Agent by the FRB. "FRB Member" means any person that is eligible to maintain (and that maintains) with the FRB one or more FRB Member Securities Accounts in such person's name. "FRB Member Securities Account" means, in respect of any person, the participant's securities account maintained in the name of such person at the FRB, to which account Government Securities held for such person are or may be credited.

         (3) The Pledgor, the Collateral Agent, the Trustee and the Account Holder are delivering this Agreement pursuant to the terms of the Pledge Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained

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herein, the parties hereto hereby agree as follows:

         SECTION 1. Notice of Exclusive Control. The Pledgor, the Collateral Agent and Trustee are entering into this Agreement to perfect, and confirm the first priority lien of, the Collateral Agent's security interest in the Collateral. The Account Holder agrees to promptly make all necessary entries or notations in its books and records to reflect the Collateral Agent's security interest in the Collateral and to apply any value distributed on account of any Pledged Financial Assets as directed in writing by the Collateral Agent without further consent from the Pledgor. The Account Holder acknowledges that the Collateral Agent has exclusive control over the Pledge Account and all Pledged Security Entitlements contained therein from time to time.

         SECTION 2. The Account. The Account Holder represents and warrants to, and agrees with, the Pledgor, the Collateral Agent, the Trustee and the Holders of the Securities:

              (a) That the Account Holder has established the Pledge Account and shall not change the name or account number of the Pledge Account without the prior written consent of the Collateral Agent;

              (b) That the Account Holder maintains the Pledge Account for the Collateral Agent, and all property (including, without limitation, all funds and financial assets) held by the Account Holder for the account of the Collateral Agent is, and will continue to be, credited to the Pledge Account;

              (c) That, to the extent that funds are credited to the Pledge Account, the Pledge Account is a deposit account; and to the extent that financial assets are credited to the Pledge Account, the Pledge Account is a securities account. The Account Holder is (i) the bank with which the Pledge Account is maintained and (ii) the securities intermediary with respect to financial assets held in the Pledge Account. The Collateral Agent is (x) the Account Holder's customer with respect to the Pledge Account and (y) the entitlement holder with respect to financial assets credited from time to time to the Pledge Account;

              (d) That all financial assets in registered form or payable to or to the order of and credited to the Pledge Account shall be registered in the name of, payable to or to the order of, or endorsed to, the Account Holder and in no case during the term of the Pledge Agreement will any financial asset credited to the Pledge Account be registered in the name of, payable to or to the order of, or endorsed to, the Pledgor, except to the extent the foregoing have been subsequently endorsed by the Pledgor to the Account Holder or in blank;

              (e) That, notwithstanding any other agreement to the contrary, the Account Holder's jurisdiction with respect to the Pledge Account for purposes of the UCC is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York;

              (f) That the Account Holder does not know of any claim to or interest in the Pledge Account or any property (including, without limitation, all funds and financial assets) credited to the Pledge Account, except for claims and interests of the parties referred to in this Agreement;

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              (g)    That it is a commercial bank that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity hereunder and with respect to the Pledge Account;

              (h)    That it maintains the FRB Account with the FRB;

              (i) That the Pledge Account shall be an account to which funds or financial assets may be credited, and undertakes to treat the Collateral Agent (in its capacity as such) as entitled to exercise rights that comprise (and entitled to the benefits of) such funds or financial assets, and entitled to exercise the rights of an entitlement holder in the manner contemplated by the UCC;

              (j) That, subject to applicable law, it has not granted, and covenants that so long as it acts as a securities intermediary or bank hereunder it shall not grant, control over or with respect to any Collateral credited to any Pledge Account from time to time to any other person other than the Collateral Agent (in its capacity as such);

              (k) That it shall not, subject to applicable law, knowingly take any action inconsistent with, and represents and covenants that it is not and so long as this Agreement remains in effect will not knowingly become, party to any agreement the terms of which are inconsistent with, the provisions of this Agreement;

              (l) That any item of property credited to the Pledge Account shall be treated as funds or a financial asset;

              (m) That any item of Collateral credited to the Pledge Account shall not be subject to any security interest, lien or right of set-off in favor of it as securities intermediary, except as may be expressly permitted under the Indenture and the Pledge Agreement;

              (n) To maintain the Pledge Account and maintained appropriate books and records in respect thereof in accordance with its usual procedures and subject to the terms of this Agreement;

              (o) That, with respect to any Collateral that constitutes a security entitlement, it shall comply with the provisions of Section 3(a) of this Agreement and, with respect to any Collateral that constitutes a securities account, it shall comply with the provisions of Section 3(a) of this Agreement with respect to all security entitlements carried in such securities account; and

              (p) That if its jurisdiction as securities intermediary shall change from that jurisdiction specified in Section 2(e) of this Agreement, it will promptly notify the Collateral Agent and the Trustee of such change and of such new jurisdiction.

         SECTION 3.  Control by the Collateral Agent.

              (a) The Account Holder will comply with (A) all written instructions directing disposition of the funds in the Pledge Account (such instructions, a "Payment Order"), (B) all notifications and entitlement orders that the Account Holder receives directing it to transfer or redeem any financial asset in the Pledge Account and (C) all other directions concerning the

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Collateral, including, without limitation, directions to distribute to the
Collateral Agent proceeds of any such transfer or redemption or interest on any property in the Pledge Account (any such instruction, notification or direction referred to in clause (A), (B) or (C) above being an "Account Direction"), in each case of clauses (A), (B) and (C) above originated by the Collateral Agent without further consent by the Pledgor or any other person.

              (b) The Collateral Agent hereby acknowledges that it shall maintain and exercise control of the Pledge Account on behalf of the Trustee and the Holders of the Securities.

              (c) The Account Holder will not (i) comply with Account Directions or other directions concerning the Collateral originated by the Pledgor or (ii) distribute to the Pledgor interest or other distributions on or in respect of the Collateral.

         SECTION 4.  Priority of Collateral Agent's Security Interest.

              (a) The Account Holder (i) subordinates to the Security Interest and in favor of the Collateral Agent any security interest, lien, or right of setoff the Account Holder may have, now or in the future, against the Pledge Account or property in the Pledge Account, and (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of setoff until the Security Interest is terminated, except that the Account Holder will retain its prior lien on property in the Pledge Account to secure payment for property purchased for the Pledge Account and normal commissions and fees for the Pledge Account.

              (b) The Account Holder will not enter into any other agreement with any Person relating to Account Directions or other directions with respect to the Pledge Account.

         SECTION 5.  Statements, Confirmations, and Notices of Adverse Claims.

              (a) The Account Holder will send copies of all statements and confirmations for the Pledge Account simultaneously to the Pledgor and the Collateral Agent.

              (b) When the Account Holder knows of any claim or interest in the Pledge Account or any property credited to the Pledge Account other than the claims and interests of the parties referred to in this Agreement, the Account Holder will promptly notify the Collateral Agent and the Pledgor of such claim or interest.

         SECTION 6.  The Account Holder's Responsibility.

              (a) The Account Holder will not be liable to the Pledgor of the Collateral Agent or the Trustee or the Holders of the Securities for complying with an Account Direction or other direction concerning the Collateral originated by the Collateral Agent, even if the Pledgor notifies the Account Holder that the Collateral Agent is not legally entitled to issue the Account Direction or such other direction unless the Account Holder takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

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              (b)    This Agreement does not create any obligation of the
Account Holder except for those expressly set forth in this Agreement and in
Part 5 of Article 8 of the UCC and in Article 4 of the UCC. In particular, the Account Holder need not investigate whether the Collateral Agent is entitled under the Collateral Agent's agreements with the Pledgor to give an Account Direction or other direction concerning the Pledge Account. The Account Holder may conclusively rely on notices and communications it believes given by the appropriate party.

              (c) In no event shall the Account Holder or any of its affiliates, shareholders, directors, officers, employees or agents be liable for indirect, special, punitive, incidental or consequential damages of any kind whatsoever even if advised of the possibility of such damages, other than such damages caused by its own bad faith, gross negligence or willful misconduct.

              (d) Without limiting the foregoing, and notwithstanding any provision to the contrary elsewhere, the Account Holder and its affiliates, shareholders, directors, officers, employees or agents:

                     (i) shall have no responsibilities, obligations or duties in respect of the subject matter hereof other than those expressly set forth in this Agreement, and no implied duties, responsibilities, covenants or obligations shall be read into this Agreement against the Account Holder. Without limiting the foregoing, the Account Holder shall have no duty or authority to determine and/or investigate whether or not an event of default exists under any agreement between the Pledgor and the Trustee and/or the Collateral Agent, or to determine and/or investigate whether or not the Collateral Agent is entitled to give any Account Direction with respect to the Collateral;

                     (ii) may in any instance where the Account Holder determines that it lacks or is uncertain as to its authority to take or refrain from taking certain action hereunder, or as to any of the requirements of this Agreement under the circumstance before it, delay or refrain from taking any action unless and until it shall have received appropriate written instructions from the Collateral Agent or advice from legal counsel selected by it (or other appropriate advisor), as the case may be, detailing the action required to be taken hereunder and the Account Holder may rely conclusively on any such instructions or advice;

                     (iii) so long as it and they shall have acted (or refrained from acting) in good faith and within the reasonable belief that such action or omission is duly authorized or within the discretion or powers granted to it hereunder, shall not be responsible or liable for any error of judgment in any action taken, suffered or omitted by it or them, or for any act done or step taken or omitted, or for any mistake of fact or law, unless such action constitutes gross negligence or willful misconduct as finally determined by a non-appealable judgment of a court of competent jurisdiction on its (or their) part;

                     (iv) will not be responsible or liable to the Pledgor, the Collateral Agent, the Trustee, or any other person or entity whatsoever for the due execution, legality, validity, enforceability, genuineness, effectiveness or sufficiency of this Agreement (provided, however, that the Account Holder warrants that the Account Holder has legal capacity and has

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been duly authorized to enter into this Agreement) or for any statement, warranty or representation made by any other party in connection with this Agreement;

                     (v) will not incur any responsibility or liability by acting or not acting in reliance upon advice of counsel, or upon any notice, consent, certificate, instruction, Account Direction, statement, wire instruction, telecopy or other writing reasonably and in good faith believed by it or them to be genuine and in conformance with this Agreement and signed or sent by the proper party or parties and contemplated herein; and

                     (vi) shall not be required to expend or risk its or their own funds, or to take any action (including the institution or defense of legal proceedings) which in its or their reasonable judgment may cause it or them to incur or suffer any expense or liability, unless the Account Holder shall have been provided with security or indemnity, acceptable to Account Holder in its sole discretion, for the payment of the costs, expenses (including reasonable attorneys' fees) and liabilities which may be incurred therein or thereby.

              (e) If any Collateral subject to this Agreement is at any time attached or levied upon, or in case the transfer or delivery of any such Collateral shall be stayed or enjoined, or in the case of any other legal process or judicial order affecting such Collateral, the Account Holder is authorized to comply with any such order in any manner as the Account Holder or its legal counsel reasonably deems appropriate. The Account Holder shall give prompt written notice to the Pledgor and the Collateral Agent of any such attachment, levy, stay, injunction or legal process. If the Account Holder complies with any process, order, writ, judgment or decree relating to the Collateral subject to this Agreement, then the Account Holder shall not be liable or responsible to the Pledgor, the Collateral Agent, the Trustee, or any other person or entity whatsoever even if such order, writ, judgment, decree or process is subsequently modified, vacated or otherwise determined to have been without legal force or effect.

              (f) The Account Holder shall not be liable or responsible for any delays or failures in performance of any of its duties hereunder which result from events or conditions beyond its reasonable control and so long as the same exist or continue and cannot reasonably be remedied by the Account Holder in accordance with its normal business practices. Such events or conditions shall include, but shall not be limited to, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures (including the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility), power failures, earthquakes or other disasters.

         SECTION 7. Indemnity. The Pledgor will indemnify the Account Holder, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Account Holder's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

         SECTION 8.  Termination; Survival.

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              (a)    This Agreement shall terminate automatically upon receipt
by the Account Holder of written notice executed by an officer of the Collateral Agent that (i) all of the Secured Obligations have been paid in full in cash or otherwise satisfied or (ii) all of the Collateral has been released, which ever is earlier, and the Account Holder shall thereafter be relieved of all duties and obligations hereunder. The Account Holder may terminate this Agreement on 60 days' prior notice to the Collateral Agent, the Trustee and the Pledgor, provided that before such termination the Account Holder and the Pledgor shall make arrangements to transfer the property in the Pledge Account to another securities intermediary that shall have executed, together with the Collateral Agent, the Trustee and the Pledgor, a control agreement in favor of the Collateral Agent for the benefit of the Trustee and the ratable benefit of the Holders of the Securities in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Collateral Agent.

              (b) In the event that the Collateral Agent no longer serves as Collateral Agent for the Collateral, the Collateral Agent, the Trustee, the Account Holder and the Pledgor shall make arrangements for another Person to assume the rights and obligations of the Collateral Agent hereunder, and such Person shall have executed, together with the Account Holder and the Pledgor, a control agreement in favor of such Person for the benefit of the Trustee and the ratable benefit of the Holders of the Securities in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Collateral Agent.

              (c) Sections 7 and 8 will survive termination of this Agreement.

         SECTION 9.  Conflict with Other Agreements.

              (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

              (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

              (c)    The Account Holder hereby confirms and agrees that:

                     (i) There are no other agreements entered into between the Account Holder and the Pledgor with respect to the Pledge Account;

                     (ii) It has not entered into, and until the termination of the this Agreement will not enter into, any agreement with any other person relating to the Pledge Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

                     (iii) It has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Pledgor or the Collateral Agent purporting to limit or condition the obligation of the Account Holder to comply with Account Directions as set forth in Section 3 hereof.

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         SECTION 10. Permitted Investments. In accordance with the Pledge
Agreement, the Collateral Agent shall direct the Account Holder with respect to the selection of investments to be made with the funds in the Pledge Account.

         SECTION 11. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter. The Collateral Agent, the Trustee and the Account Holder shall be entitled to all the rights, benefits, privileges and immunities accorded to the Collateral Agent and the Trustee under the Indenture.

         SECTION 12. Amendments. No modification, amendment or waiver of, nor consent to any departure by any party from, any provision of this Agreement will be effective unless made in writing signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         SECTION 13. Financial Assets. The Account Holder agrees with the Collateral Agent, the Trustee and the Pledgor that, to the fullest extent permitted by applicable law, all property credited from time to time to the Pledge Account will be treated as financial assets under Article 8 of the UCC.

         SECTION 14. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, to the Pledgor's, the Collateral Agent's and the Trustee's addresses as set forth in the Pledge Agreement, and to the Account Holder's address as set forth below, or to such other address as any party may give to the others in writing for such purpose.

         SECTION 15. Binding Effect. This Agreement shall become effective when it shall have been executed by the Pledgor, the Collateral Agent, the Trustee and the Account Holder, and thereafter shall be binding upon and inure to the benefit of the Pledgor, the Collateral Agent, the Trustee and the Account Holder and their respective successors and assigns. If the Pledgor consolidates or merges into any other Person, in a transaction in which the Pledgor is not the surviving corporation, or conveys, transfers or leases its properties and assets substantially as an entirety to, any person, then the successor entity shall assume the Pledgor's obligations under this Agreement in writing.

         SECTION 16. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

         SECTION 17. Governing Law and Jurisdiction. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each of the parties hereby irrevocably submits for itself and its

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property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction and venue of the courts of the State of New York, the courts of the United States of America in New York, and appellate courts from any thereof.

         SECTION 18. Waiver Of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. EACH PARTY HERETO ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   PLEDGOR:

                                   SCIOS INC.

                                   By:       /s/  David W. Gryska
                                       -----------------------------------------

                                   Name:     David W. Gryska
                                         ---------------------------------------

                                   Title:    Chief Financial Officer
                                          --------------------------------------

                                   COLLATERAL AGENT:

                                   WELLS FARGO BANK, NATIONAL
                                   ASSOCIATION, as Collateral Agent

                                   By:       /s/ Jeanie Mar
                                       -----------------------------------------

                                   Name:     Jeanie Mar
                                         ---------------------------------------

                                   Title:    Vice President, Authorized Officer
                                          --------------------------------------

                                   TRUSTEE:

                                   WELLS FARGO BANK, NATIONAL
                                   ASSOCIATION, as Trustee

                                   By:       /s/  Jeanie Mar
                                       -----------------------------------------

                                   Name:     Jeanie Mar
                                         ---------------------------------------

                                   Title:    Vice President, Authorized Officer
                                          --------------------------------------

                                   ACCOUNT HOLDER:

                                   WELLS FARGO BANK, NATIONAL
                                   ASSOCIATION, as Account Holder

                                   By:       /s/  Jeanie Mar
                                       -----------------------------------------

                                   Name:     Jeanie Mar
                                         ---------------------------------------

                                   Title:    Vice President, Authorized Officer
                                          --------------------------------------

                                   Address:  707 Wilshire Blvd., 17th Floor
                                            ------------------------------------
                                     Los Angeles, CA  90017
                                   ---------------------------------------------
                                   Attn:     Corporate Trust Department
                                         ---------------------------------------
                                   Fax:      (213) 614-3355
                                        ----------------------------------------

                                   SCHEDULE I

Pledged Financial Assets

Security                           Coupon Date                        CUSIP No.
U.S. Treasury Strips               2/15/03                            912820BF3
U.S. Treasury Strip                8/15/03                            912820BG1
U.S. Treasury Strip                2/15/04                            912820BH9
U.S. Treasury Strip                8/15/04                            912820BK2
U.S. Treasury Strip                2/15/05                            912833CM0
U.S. Treasury Strip                8/15/05                            912803AG8